Execution Version

_____________________________________________

AMENDMENT AND RESTATEMENT AGREEMENT

dated as of August 22, 2014
by and among
WEX INC.,
as the Company,
the Lenders party hereto,
and
BANK OF AMERICA, N.A.
as Administrative Agent
_____________________________________________

MERRILL LYNCH, PIERCE, FENNER
& SMITH INCORPORATED,
SUNTRUST ROBINSON HUMPHREY, INC.
and
WELLS FARGO SECURITIES, LLC
as Joint Lead Arrangers and Joint Book Managers

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This AMENDMENT AND RESTATEMENT AGREEMENT, dated as of August 22, 2014 (this “Agreement”), is entered into by and among by and among WEX INC., a Delaware corporation (which changed its name from Wright Express Corporation by effecting a merger with a wholly-owned subsidiary formed for such purpose) (the “Company”), the lenders party hereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Second Restated Credit Agreement (as defined in Section 2.2 below).
RECITALS
WHEREAS, the Company, the Specified Designated Borrower named therein, the Administrative Agent, and the Lenders party thereto are parties to the Amended and Restated Credit Agreement, dated as of January 18, 2013 (the “Restated Credit Agreement”);
WHEREAS, in connection with the Restated Credit Agreement, the Company and the Administrative Agent are parties to the Guaranty, dated as of May 23, 2011 (the “Existing Company Guaranty”); the Company, certain Domestic Subsidiary Guarantors and the Administrative Agent are parties to the Domestic Subsidiary Guaranty, dated as of May 23, 2011 (the “Existing Domestic Subsidiary Guaranty”); and the Company, certain Domestic Subsidiary Guarantors and the Administrative Agent are parties to the Pledge Agreement, dated as of May 23, 2011 (the “Existing Foreign Subsidiary Pledge Agreement” and, together with the Restated Credit Agreement, the Existing Company Guaranty and the Existing Domestic Subsidiary Guaranty, the “Existing Loan Documents”);
WHEREAS, the Borrower has requested that the Restated Credit Agreement be amended and restated in its entirety in the form of the Second Restated Credit Agreement (as defined below) to make certain amendments to the terms and provisions thereof and to establish a new tranche of Term Loans in an aggregate principal amount equal to $222,500,000 (the “Additional Term Loans”) to be provided by the Additional Term Loan Lenders (as defined below), which Additional Term Loans shall be on the terms and conditions set forth in the Second Restated Credit Agreement;
WHEREAS, each Lender (collectively, the “Existing Lenders”) that executes and delivers a consent to this Agreement in the form of the “Lender Consent” attached hereto as Annex I (a “Lender Consent”) (collectively, the “Consenting Lenders”) will, by the fact of such execution and delivery, be deemed to have agreed to the terms of this Agreement (including the amendment and restatement of the Restated Credit Agreement in the form of the Second Restated Credit Agreement);
WHEREAS, each Consenting Lender listed on Schedule I hereto under the heading “Increasing Lenders” (each, an “Increasing Lender”) will also be deemed to have agreed to make, on the Second Restatement Closing Date (as defined below), an Additional Term Loan to the

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Company in the amount set forth on Schedule I hereto opposite its name (each, its “Increased Term Commitment”); and
WHEREAS, each Person that executes and delivers a joinder to this Agreement in the form of the “Joinder” attached hereto as Annex II (a “Joinder”) as a “Joining Term Lender” (each, a “Joining Term Lender” and, together with the Increasing Lenders, the “Additional Term Lenders”) will, by the fact of such execution and delivery, be deemed (A) to have joined the Second Restated Credit Agreement as a “Lender” and to have consented to the terms of this Agreement and (B) to have committed to make an Additional Term Loan to the Company on the Restatement Closing Date in the amount set forth on Schedule I hereto opposite its name (each, its “Joining Term Commitment” and, together with the Increased Term Commitments, the “Additional Term Commitments”;
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION I.	INTERPRETATION
1.1    Interpretation. This Agreement shall be construed and interpreted in accordance with the rules of construction set forth in Section 1.02, 1.03, 1.04 and 1.08 of the Second Restated Credit Agreement.

SECTION II.	AMENDMENT AND RESTATEMENT OF THE ORIGINAL CREDIT AGREEMENT
Subject to the satisfaction of the conditions set forth in Section II hereof, effective as of the Second Restatement Closing Date:

2.1	Agreement to Make New Term Loans.
A.    Agreement to Make Additional Term Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Article III hereof, each Additional Term Lender agrees to make an Additional Term Loan in Dollars on the Second Restatement Closing Date in the amount specified opposite such Additional Term Lender’s name on Schedule I hereto, and each Joining Term Lender shall become a “Term Lender” and a “Lender” under the Second Restated Credit Agreement as of such date. For the avoidance of doubt, amounts paid or prepaid in respect of Additional Term Loans may not be reborrowed.
B.    Other Provisions With Respect to the Additional Term Loans. The proceeds of the Additional Term Loans shall be used by the Company (a) to pay fees and expenses incurred

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in connection with the transactions contemplated hereby and (b) for general purposes and working capital purposes, including, without limitation, for future permitted Restricted Payments, Capital Expenditures and Investments. The commitments of the Additional Term Lenders are several and no Additional Term Lender will be responsible for any other Additional Term Lender’s failure to make its Additional Term Loan.
C.    Administrative Agent Authorization. The Company, the Swing Line Lender, the L/C Issuer, and the Consenting Lenders hereby authorize the Administrative Agent to (i) determine all amounts, percentages and other information with respect to the Commitments and Loans of each Lender, which amounts, percentages and other information may be determined only upon receipt by the Administrative Agent of the signature pages, Lender Consents and Joinders, as applicable, of all Consenting Lenders and (ii) enter and complete all such amounts, percentages and other information in the Register maintained pursuant to Section 10.06 of the Second Restated Credit Agreement. The Administrative Agent’s determination and entry and completion shall be conclusive, and shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Lenders and the Loan Parties under the Second Restated Credit Agreement, in each case, absent manifest error. For the avoidance of doubt, the provisions of Article IX and Section 10.6 of each of the Restated Credit Agreement and the Second Restated Credit Agreement shall apply to any determination, entry or completion made by the Administrative Agent pursuant to this Section 2.1C.

2.2	Amendment and Restatement of Existing Credit Agreement.
A.    Amendment and Restatement of Existing Credit Agreement. The Restated Credit Agreement, including the schedules and exhibits thereto, are amended and restated on the Second Restatement Closing Date in the form of the Second Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Second Restated Credit Agreement”) such that, on the Second Restatement Closing Date, the terms and provisions set forth in the Second Restated Credit Agreement replace the terms and provisions of the Restated Credit Agreement in their entirety.
B.    Execution and Delivery of Second Restated Credit Agreement. The Consenting Lenders hereby direct and instruct the Administrative Agent to execute and deliver the Second Restated Credit Agreement on behalf of the Consenting Lenders and, notwithstanding anything to the contrary in the Restated Credit Agreement, the Consenting Lenders hereby consent to the funding of the Additional Term Loans by the Additional Term Lenders on the Second Restatement Closing Date. Each of the Consenting Lenders shall, upon the effectiveness of this Agreement and the execution and delivery of the Second Restated Credit Agreement by the Administrative Agent, be deemed to be party to the Second Restated Credit Agreement as though each such Lender had executed and delivered a signature page to the Second Restated Credit Agreement. Each Lender that is not a Consenting Lender but continues to hold Commitments or Loans under the Restated

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Credit Agreement as amended and restated hereby shall, upon the effectiveness of this Agreement and the execution and delivery of the Second Restated Credit Agreement by the Administrative Agent, be deemed to be party to the Second Restated Credit Agreement.
C.    Execution and Delivery of Other Restated Loan Documents. The Consenting Lenders hereby direct and instruct the Administrative Agent to execute and deliver the Restated Company Guaranty, the Restated Domestic Subsidiary Guaranty and the Restated Foreign Subsidiary Pledge Agreement.
D.    Confirmation of Defined Terms. For the avoidance of doubt, on and after the Second Restatement Closing Date, (x) the Additional Term Loans made pursuant to this Agreement are hereby designated as, and for all purposes of the Loan Documents shall be deemed to be, “Term Loans” and “Loans” and (y) each Additional Term Lender is hereby designated as, and for all purposes of the Loan Documents shall be deemed to be, a “Term Lender” and a “Lender”. The Additional Term Loans shall be secured by identical collateral and guaranteed on identical terms as the Term Loans under the Restated Credit Agreement prior to giving effect to this Agreement
2.3    Designation of Designated Borrower. The Consenting Lenders hereby confirm that they have approved the designation of Wright Express International Holdings Limited, a private company limited by shares incorporated under the Laws of England and Wales with registered number 08008714 as a “Designated Borrower” under the Restated Credit Agreement.

SECTION III.	EFFECTIVENESS OF AGREEMENT.
The effectiveness of this Agreement (other than Section 2.3 hereof, which shall be effective upon the execution and delivery hereof by the Administrative Agent and the receipt of Lender Consents from Existing Lenders that constitute the “Required Lenders” under the Restated Credit Agreement and prior to the restatement of the Restated Credit Agreement) and the amendment and restatement of the Restated Credit Agreement in the form of the Second Restated Credit Agreement are subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions are satisfied, the “Second Restatement Closing Date”):
E.    Consent of Existing Lenders. The Consenting Lenders shall constitute the “Required Lenders” under the Restated Credit Agreement.
F.    Execution. The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party or the Specified Designated Borrower, as applicable, each dated the Second Restatement Date (or, in the case of certificates of governmental officials, a recent date before the Second Restatement Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

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(i)    executed counterparts of (A) this Agreement, (B) an amendment and restatement of the Existing Company Guaranty in form and substance reasonably satisfactory to the Administrative Agent (the “Restated Company Guaranty”), (C) an amendment and restatement of the Existing Domestic Subsidiary Guaranty in form and substance reasonably satisfactory to the Administrative Agent (the “Restated Domestic Subsidiary Guaranty”) and (D) an amendment and restatement of the Existing Foreign Subsidiary Pledge Agreement in form and substance reasonably satisfactory to the Administrative Agent (the “Restated Foreign Subsidiary Pledge Agreement” and, together with the Second Restated Credit Agreement, the Restated Company Guaranty and the Restated Domestic Subsidiary Guaranty, the “Restated Loan Documents”), each sufficient in number for distribution to the Administrative Agent, each Lender and the Company;
(ii)    Notes executed by the Company in favor of each Lender requesting Notes;
(iii)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party and the Specified Designated Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party or the Specified Designated Borrower is a party;
(iv)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party and the Specified Designated Borrower is duly organized or formed, and that each Loan Party and the Specified Designated Borrower is validly existing, in good standing and qualified (or in the case of the Specified Designated Borrower, such applicable foreign equivalent) to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;
(v)    favorable opinions of (i) Wilmer Cutler Pickering Hale and Dorr, LLP, counsel to the Loan Parties, and in-house counsel to the Company, (ii) Stites & Harbison PLLC, Tennessee counsel to the Loan Parties, and (iii) Maddocks, Australian counsel to the Loan Parties and the Specified Designated Borrower, each addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Specified Designated Borrower,

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respectively, and the Loan Documents as the Administrative Agent may reasonably request;
(vi)    a certificate of a Responsible Officer of the Company either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party or the Specified Designated Borrower and the validity against each Loan Party and the Specified Designated Borrower of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;
(vii)    a certificate signed by a Responsible Officer of the Company certifying (A) that the conditions specified in this Section III have been satisfied and (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;
(viii)    evidence that all filings and all other actions necessary or advisable, in the reasonable judgment of the Administrative Agent, for the perfection and priority of the Liens of the Collateral Documents have been made or taken;
(ix)    a duly completed Compliance Certificate as of the last day of the fiscal quarter of the Company ended on June 30, 2014, giving pro forma effect to the funding of the Additional Term Loans and the application of the proceeds thereof, and signed by a Responsible Officer of the Company;
(x)    a Solvency Certificate executed by the chief financial officer of the Company;
(xi)    the financial statements referred to in Section 5.05 of the Second Restated Credit Agreement; and
(xii)    such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.
G.    Fees and Expenses. All accrued fees and expenses of the Administrative Agent and the Joint Lead Arrangers (including the reasonable fees and expenses of Jones Day, counsel to the Administrative Agent and MLPFS) required to be paid on or before the Closing Date

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shall have been paid. The Company shall have paid all items due and payable under the Fee Letter on or before the Closing Date.
H.    Consents. All Governmental Authority, shareholder and other consents and approvals necessary or, in the opinion of the Administrative Agent, desirable in connection with the transactions contemplated hereby shall have been received and shall be in full force and effect and all third party consents shall have been received.
I.    Representations and Warranties. The representations and warranties of (i) the Company contained herein and in Article V of the Second Restated Credit Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.
J.    No Default. No Default or Event of Default shall exist under the Restated Credit Agreement or would result under the Second Restated Credit Agreement from the making of the Additional Term Loans.
K.    Loan Notice. The Administrative Agent shall have received a Request for Credit Extension for the Additional Term Loans.
Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Second Restated Credit Agreement, for purposes of determining compliance with the conditions specified in this Section III, each Consenting Lender or Joining Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Consenting Lender or Joining Lender unless the Administrative Agent shall have received notice from such Consenting Lender or Joining Lender prior to the proposed Closing Date specifying its objection thereto.

SECTION IV.	REPRESENTATIONS AND WARRANTIES.
In order to induce the other parties hereto to enter into this Agreement and the Second Restated Credit Agreement in the manner provided herein, the Company represents and warrants to the other parties hereto as follows:
A.    Existence, Qualification and Power. Each Loan Party and each Subsidiary thereof has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement, the

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Second Restated Credit Agreement and each of the other Restated Loan Documents and Loan Documents to which it is a party.
B.    Authorization; No Contravention. The execution, delivery and performance by each Loan Party and the Specified Designated Borrower of this Agreement, the Second Restated Credit Agreement and each other Restated Loan Document and Loan Document to which such Person is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law in any manner that is materially adverse to the Company and its Subsidiaries, except, in each case referred to (x) in clause (b)(i), or (y) to the extent relating to any order, injunction, writ or decree of any Governmental Authority not specifically relating to such Person or its property, in clause (b)(ii), to the extent that the same could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
C.    Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person (except as has been or will be taken in connection with, and prior to, the execution and delivery of each such document) is necessary or required in connection with the (a) execution, delivery or performance by, or enforcement against, any Loan Party or the Specified Designated Borrower of this Agreement, the Restated Loan Documents or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents (as amended and restated by the Restated Loan Documents) or, (c) other than filings and registrations as have been made (or, in jurisdictions in which it is not customary to make such filings or registrations until after the delivery of the applicable security documentation, will be made promptly after the entry into the applicable Collateral Documents), the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof).
D.    Binding Effect. This Agreement has been, and each other Restated Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party and the Specified Designated Borrower that is party thereto. This Agreement and the Restated Loan Documents constitute, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party or the Specified Designated Borrower, as applicable, enforceable against each Loan Party or the Specified Designated Borrower, as applicable, that is party thereto in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws

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generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
E.    Incorporation of Representations and Warranties. Each of the representations and warranties made by any Loan Party set forth in Article V of the Second Restated Credit Agreement, in the other Restated Loan Documents or in any other Loan Document is true and correct in all material respects (without duplication of any qualification as to materiality or Material Adverse Effect) on and as of the Second Restatement Closing Date with the same effect as though made on and as of the Second Restatement Closing Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any qualification as to materiality or Material Adverse Effect) on and as of such earlier date.

SECTION V.	ACKNOWLEDGMENT AND CONSENT.
Each Subsidiary Guarantor and the Specified Designated Borrower each hereby acknowledges that it has reviewed the terms and provisions of the Restated Loan Documents and this Agreement and consents to the amendment and restatement of the Existing Loan Documents effected pursuant to this Agreement and the Restated Loan Documents and the transactions contemplated thereby (including the making of the Additional Term Loans by the Additional Term Lenders) and acknowledges and agrees that the Additional Term Lenders (and any permitted assignees thereof) are each a “Lender” and a “Secured Party” for all purposes of the Loan Documents. Each Loan Party and the Specified Designated Borrower each hereby confirms that each Loan Document to which it is a party or otherwise bound and all of its Collateral encumbered thereby will continue to guarantee or secure, as the case may be, and confirms its grant of any applicable security interest in the Collateral to secure, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of all “Obligations” and “Secured Obligations” under each of the Loan Documents (in each case as such terms are defined in the applicable Loan Document (as amended hereby and by the Restated Loan Documents)).
The Company and each other Loan Party acknowledge and agree that any of the Loan Documents to which it is a party or otherwise bound (other than the Existing Loan Documents, which shall be amended and restated in their entirety by the Restated Loan Documents) shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement and the Restated Loan Documents.
Each Subsidiary Guarantor and the Specified Designated Borrower acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Subsidiary Guarantor or the Specified Designated Borrower is not required by the terms of the

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Restated Loan Documents or any other Loan Document to consent to the amendments to the Restated Loan Documents effected pursuant to this Agreement and (ii) nothing in the Restated Loan Documents, this Agreement or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor or the Specified Designated Borrower, as the case may be, to any future amendments to the Second Restated Credit Agreement.

SECTION VI.	MISCELLANEOUS.
A.    Reference to and Effect on the Restated Credit Agreement and the Other Loan Documents.
(i)    On and after the Second Restatement Closing Date, except to the extent expressly referring to the “Original Credit Agreement” or the “Restated Credit Agreement” (as each such term is defined in the Second Restated Credit Agreement), (A) each reference in the Second Restated Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Restated Credit Agreement, and (B) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Restated Credit Agreement shall, in the case of (A) and (B), mean and be a reference to the Second Restated Credit Agreement.
(ii)    On and after the Second Restatement Closing Date, (A) each reference in the Second Restated Credit Agreement, the other Restated Loan Documents and the other Loan Documents to each of the “Company Guaranty”, the “Domestic Subsidiary Guaranty” and the “Foreign Subsidiary Pledge Agreement” and, “thereunder”, “thereof”, “therein” or words of like import referring to the Existing Company Guaranty, Existing Domestic Subsidiary Guaranty or the Existing Foreign Subsidiary Pledge Agreement, as applicable, shall mean and be a reference to the Restated Company Guaranty, Restated Domestic Subsidiary Guaranty or the Restated Foreign Subsidiary Pledge Agreement, as applicable.
(iii)    Except as specifically amended by this Agreement, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iv)    The execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Second Restated Credit Agreement or any of the other Loan Documents.
B.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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C.    Severability. If any provision of this Agreement, the Restated Loan Documents or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement, the Restated Loan Documents and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
D.    Headings. The headings of the several sections and other portions of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
E.    Entire Agreement. This Agreement, the Restated Loan Documents, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent, for its own account and benefit and/or for the account, benefit of, and distribution to, the Lenders, constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof or thereof. To the extent that there is any conflict between the terms and provisions of this Agreement or any Restated Loan Document, on the one hand, and the terms and provisions of any other Loan Document, on the other hand, the terms and provisions of this Agreement or the applicable Restated Loan Document will prevail.
F.    Acknowledgments. The Company, on behalf of itself and the other Loan Parties and the Specified Designated Borrower, hereby acknowledges that:
(a)    it has consulted and been advised by legal counsel in the negotiation, execution and delivery of this Agreement, the Restated Loan Documents and the other Loan Documents and it has consulted accounting, regulatory and tax advisors to the extent it has deemed appropriate;
(b)    it is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement, the Restated Loan Documents and the other Loan Documents;
(c)    neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party or the Specified Designated Borrower arising out of or in connection with this Agreement, the Restated Loan Documents or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Loan Parties and the

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Specified Designated Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;
(d)    the Administrative Agent has no obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated by this Agreement, the Restated Loan Documents and the other Loan Documents, except any obligations expressly set forth in this Agreement, the Restated Loan Documents and the other Loan Documents;
(e)    the Administrative Agent and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and the Administrative Agent has no obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates; and
(f)    no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Specified Designated Borrower, on one hand, and the Lenders, on the other hand.
G.    Counterparts; Integration. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective in accordance with Section III. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement
H.    Governing Law; Jurisdiction; Etc.
(a)    GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)    SUBMISSION TO JURISDICTION. EACH OF THE COMPANY AND EACH OTHER LOAN PARTY AND THE SPECIFIED

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DESIGNATED BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT, ANY RESTATED LOAN DOCUMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY RESTATED LOAN DOCUMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY RESTATED LOAN DOCUMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY RESTATED LOAN DOCUMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE COMPANY OR ANY OTHER LOAN PARTY OR THE SPECIFIED DESIGNATED BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    WAIVER OF VENUE. EACH OF THE COMPANY, EACH OTHER LOAN PARTY AND THE SPECIFIED DESIGNATED BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS

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AGREEMENT, ANY RESTATED LOAN DOCUMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE SECOND RESTATED CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY RESTATED LOAN DOCUMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE RESTATED LOAN DOCUMENTS AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY: WEX INC. By: /s/ Steven A. Elder Name: Steven A. Elder Title: Senior Vice President and Chief Financial Officer

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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

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BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Jane A. Parker
Name: Jane A. Parker
Title: Senior Vice President

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Agreed to and Acknowledged as of the Second Restatement Closing Date:

Executed in accordance with section 127 of
the Corporations Act 2001 (Cth) by
WEX CARD HOLDINGS AUSTRALIA PTY LTD

By: /s/ Hilary Rapkin
Name: Hilary Rapkin
Title: Director

By: /s/ Steven A. Elder
Name: Steven A. Elder
Title: Director

WRIGHT EXPRESS FUELING SOLUTIONS, INC.

By: /s/ Steven A. Elder__________________
Name: Steven A. Elder
Title: Treasurer

FLEETONE HOLDINGS, LLC

By: WEX Inc.
Its Sole Member

By:/s/ Steven A. Elder___________
Name: Steven A. Elder
Title: Senior Vice President and Chief Financial Officer

TRANSPLATINUM SERVICE, LLC

By: FleetOne Holdings, LLC
Its: Sole Member

By: WEX Inc.
Its: Sole Member

By:/s/ Steven A. Elder    __

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Name: Steven A. Elder
Title: Senior Vice President and Chief Financial Officer

FLEETONE, L.L.C.

By: TransPlatinum Service, LLC
Its: Sole Member

By: FleetOne Holdings, LLC
Its: Sole Member

By: WEX Inc.
Its: Sole Member

By:/s/ Steven A. Elder___________
Name: Steven A. Elder
Title: Senior Vice President and Chief Financial Officer

WRIGHT EXPRESS HOLDINGS 2, LLC

By:/s/ Steven A. Elder
Name: Steven A. Elder
Title: Manager

WRIGHT EXPRESS HOLDINGS 3, LLC

By:/s/ Steven A. Elder
Name: Steven A. Elder
Title: Manager

EB HOLDINGS CORP.

By:/s/ Steven A. Elder
Name: Steven A. Elder
Title: Vice President and Assistant Secretary

EB HOLDINGS II CORP.

By:/s/ Steven A. Elder

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Name: Steven A. Elder
Title: Vice President and Assistant Secretary

EVOLUTION1, INC.

By:/s/ Steven A. Elder
Name: Steven A. Elder
Title: Vice President and Assistant Secretary

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ANNEX I

LENDER CONSENT TO AMENDMENT

LENDER CONSENT (this “Lender Consent”) to the Amendment and Restatement Agreement, dated as of August 22, 2014 (the “Amendment Agreement”), by and among WEX INC., a Delaware corporation (the “Company”), the Lenders party thereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”). All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Amendment Agreement or, if not defined therein, shall have the meaning ascribed thereto in the Second Restated Credit Agreement (as defined in the Amendment Agreement).
By its signature below, the undersigned hereby:
(a)     consents and agrees to the amendment and restatement of the Restated Credit Agreement in the form of the Second Restated Credit Agreement;
(b)     acknowledges that it has received a copy of the Amendment Agreement and the Second Restated Credit Agreement together with all exhibits, schedules and annexes thereto and such other documents and information as it has deemed appropriate to make its own decision to enter into the Amendment Agreement and provide the consents set forth above;
(c)     authorizes the Administrative Agent, pursuant to authority granted to the Administrative Agent under the Restated Credit Agreement, to execute the Amendment Agreement on its behalf as if it were a party thereto; and
(d)     represents that it is an Existing Lender (as defined in the Amendment Agreement) under the Restated Credit Agreement.
[Increasing Term Lenders

In addition, the undersigned Lender hereby agrees to make an Additional Term Loan on the Second Restatement Closing Date in the amount set forth opposite its name on Schedule I to the Amendment Agreement.]

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Counterparts

Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to this Lender Consent shall be effective as delivery of an original executed counterpart of this Lender Consent.

[NAME OF LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Lender Consent to Amendment and Restatement Agreement]
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ANNEX II

JOINDER

JOINDER, dated as of [___________], 2014 (this “Joinder”), by and among ______________________ (the “Joining Term Lender”), WEX INC., a Delaware corporation (the “Company”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to (i) the Amendment and Restatement Agreement, dated as of August 22, 2014 (the “Amendment Agreement”), by and among the Company, the Lenders party thereto and the Administrative Agent and (ii) that certain Second Amended and Restated Credit Agreement dated as of the date of the Amendment Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Designated Borrower named therein, the Lenders (as defined in the Credit Agreement) and the Administrative Agent. All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Amendment Agreement or, if not defined therein, shall have the meaning ascribed thereto in the Credit Agreement;
WHEREAS, pursuant to the terms of the Amendment Agreement, the Company has established Additional Term Loans with Increasing Term Lenders and/or Joining Term Lenders; and
WHEREAS, subject to the terms and conditions of the Credit Agreement and the Amendment Agreement, Joining Term Lenders may become Lenders pursuant to one or more Joinders;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
The Joining Term Lender hereby agrees to make an Additional Term Loan on the Second Restatement Closing Date in the amount specified opposite the New Lender’s name on Schedule I to the Amendment Agreement, pursuant to and in accordance with the Credit Agreement and the Amendment Agreement. The Additional Term Loan provided pursuant to this Joinder shall be subject to all of the terms in the Credit Agreement and the Amendment Agreement and to the conditions set forth in the Credit Agreement and the Amendment Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the security interests created by

BOI-39223v7

the Collateral Documents. The Joining Term Lender, the Company and the Administrative Agent acknowledge and agree that the Additional Term Loans provided pursuant to this Joinder shall constitute “Term Loans” and “Loans” for all purposes of the Credit Agreement and the other applicable Loan Documents.
By executing and delivering this Joinder, the Joining Term Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii), (v), (vi), (vii) and (viii) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Second Restatement Closing Date, it shall be bound by the provisions of the Amendment Agreement and the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Additional Term Loans and either it, or the Person exercising discretion in making its decision to make the Additional Term Loans, is experienced in acquiring assets of such type, (v) it has received a copy of the Amendment Agreement and the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 of the Credit Agreement and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Joinder and to make its Additional Term Loan, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Joinder and to make its Additional Term Loan, (vii) attached to this Joinder is an Administrative Questionnaire in the form provided by the Administrative Agent and (viii) if it is a Foreign Lender, attached hereto attached to this Joinder is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Joining Term Lender; (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (c) authorizes the Administrative Agent, pursuant to authority granted to the Administrative Agent under the Credit Agreement, to execute the Amendment Agreement on its behalf as if it were a party thereto.
Upon (i) the execution of a counterpart of this Joinder by the Joining Term Lender, the Administrative Agent and the Company and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, the Joining Term Lender shall become a Lender under the Credit Agreement, effective as of the Second Restatement Closing Date.

2
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Delivered herewith by the Joining Term Lender to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Joining Term Lender may be required to deliver to the Administrative Agent pursuant to the Credit Agreement.
This Joinder may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
This Joinder is a “Loan Document” for all purposes of the Credit Agreement and other Loan Documents.
This Joinder, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
This Joinder and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Joinder or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.
Any provision of this Joinder which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
This Joinder may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed signature page to this Joinder by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder.
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3
BOI-39223v7

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder as of the date first written above.

[NAME OF LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Joinder to Amendment and Restatement Agreement]
BOI-39223v7

WEX INC.

By:
Name:
Title:

[Signature Page to Joinder to Amendment and Restatement Agreement]
BOI-39223v7

Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

[Signature Page to Joinder to Amendment and Restatement Agreement]
BOI-39223v7

SCHEDULE I
Additional Term Loans

Increasing Term Lender	Additional Term Loan
Bank of America, N.A.	$30,000,000.00
SunTrust Bank	$30,000,000.00
Wells Fargo Bank, National Association	$30,000,000.00
BMO Harris Financing Inc.	$25,000,000.00
KeyBank National Association	$17,500,000.00
MUFG Union Bank, N.A.	$30,000,000.00
Sumitomo Mitsui Banking Corporation	$15,000,000.00
The Huntington National Bank	$5,000,000.00

Joining Term Lender	Additional Term Loan
Regions Bank	$40,000,000.00

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EXHIBIT A
Second Restated Credit Agreement
Attached

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